EXHIBIT 10.3


                              JAH REALTIES, L.P.
                             VERITECH VENTURES LLC
                                  JAH I/O LLC
                            C/O JAH REALTIES, L.P.
                       2 MANHATTANVILLE ROAD, SUITE 205
                           PURCHASE, NEW YORK 10577


                              September 29, 1999


Reckson Service Industries, Inc.
RSI I/O Holdings, Inc.
RSI-OnSite Holdings LLC
RSI-OSA Holdings, Inc.
c/o Reckson Service Industries, Inc.
10 East 50th Street
New York, New York 10022

Gentlemen:

         This letter of amendment (this "Amendment") sets forth amendments to the letter agreement dated September 23, 1999 (the "Letter Agreement") among JAH Realties, L.P., Veritech Ventures LLC, JAH I/O LLC, Reckson Service Industries, Inc., RSI I/O Holdings, Inc., RSI-OnSite Holdings LLC and RSI-OSA Holdings, Inc. All capitalized terms not defined herein have the same meanings herein as in the Letter Agreement.

         The parties hereto, in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree that the Letter Agreement is amended as provided herein.

         1. Section 4(a) and Section 4(b) of the Letter Agreement are hereby deleted in their entirety and replaced with the following:

              "(a) The closing of the OCC Sale (as defined below) shall occur on September 29, 1999, provided that simultaneous with the closing of the OCC Sale the transactions set forth in the Rabinowtiz Acquisition Agreement shall also close. The closing of the OnSite Sale shall occur on October 15, 1999, or such earlier date as the parties may agree.

              (b)  Intentionally omitted."

         2. Section 5 of the Letter Agreement is hereby amended by inserting a new paragraph after paragraph (i) thereof, which shall state as follows:



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              "(j) As an additional condition to the closing of the Vantas
                   Sale, Hart-Scott- Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") approval, if necessary (and the parties agree that, in the event such approval is necessary, Buyer shall pay all fees and costs, including reasonable attorney's fees of the attorneys designated by Buyer to represent Buyer and the Sellers, in connection with preparing, filing and processing the application under the HSR Act)."

         3. Section 9(a) of the Letter Agreement is hereby amended by deleting the words "Acquisition (other than the Vantas Sale)" that appear twice in the first sentence thereof and replacing them with the words "OCC Sale" in each place.

         4. Section 9 of the Letter Agreement is hereby amended by inserting a new paragraph after paragraph (d) thereof, which shall state as follows:

              "(e) The parties agree that in the event that Buyer determines that HSR Act approval is necessary or such HSR Act approval is otherwise required in connection with the OnSite Sale, then Buyer shall pay all fees and costs, including reasonable attorney's fees of the attorneys designated by Buyer to represent Buyer and the Sellers, in connection with preparing, filing and processing any application under the HSR Act."

         5. Section 11 of the Letter Agreement is hereby amended by deleting the words "Acquisition (other than the Vantas Sale)" in the first sentence thereof and replacing them with the words"OnSite Sale".

         6. Section 12(a) of the Letter Agreement is hereby amended by deleting the words "Concurrently with the closing of the OCC Sale and the OnSite Sale" and replacing them with the words "Concurrently with the closing of the OnSite Sale".

         7. Section 13 of the Letter Agreement is hereby amended by inserting a new paragraph after paragraph (c) thereof, which shall state as follows:

              "(d) Notwithstanding anything contained herein to the contrary, in the event that the OnSite Sale shall not close on or prior to October 15, 1999, then JAH shall be entitled to dispose of the 260,000 shares of RSI Stock issued to JAH in connection with the OCC Sale in accordance with law and without restriction imposed under this Agreement."

         8. Other than as specifically set forth in this Amendment, all of the terms and conditions of the Letter Agreement shall remain in full force and effect. All references to the Letter Agreement after the date hereof shall automatically be



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                  deemed to include this Amendment, and, accordingly, without limiting the generality of this sentence, it is understood and agreed that the defined term "Agreement" includes, collectively, the Letter Agreement and this Amendment.

         9. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely in the State of New York.

         10. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement. This Agreement may be executed and delivered via facsimile machine by the parties, which shall be deemed for all purposes as original.


                           [SIGNATURE PAGES FOLLOW]



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         If the foregoing terms and conditions are satisfactory to you, please signify your agreement thereto by signing and returning the enclosed copy of this Amendment.

                                  Very truly yours,

                                  JAH Realties, L.P.
                                  2 Manhattanville Road
                                  Suite 205
                                  Purchase, New York  10577
                                  Tel:  914-460-0660
                                  Fax: 914-460-0662

                                  By: JLH Realty Management Service, Inc., its general partner


                                           By:  /s/ Jon L. Hallpern
                                                _______________________________
                                                Name: Jon L. Halpern
                                                Title:   President


                                  Veritech Ventures LLC
                                  2 Manhattanville Road
                                  Suite 205
                                  Purchase, New York  10577
                                  Tel:  914-460-0660
                                  Fax: 914-460-0662

                                  By: JAH Realties, L.P., its managing member,

                                  By: JLH Realty Management Service, Inc.,
                                           its general partner


                                           By:  /s/ Jon L. Halpern
                                                _______________________________
                                                Name: Jon L. Halpern
                                                Title:   President


                          (SIGNATURE PAGE CONTINUES)

                                  JAH I/O, LLC
                                  2 Manhattanville Road
                                  Suite 205
                                  Purchase, New York  10577
                                  Tel:  914-460-0660
                                  Fax: 914-460-0662

                                  By: JAH Realties, L.P., its managing member,

                                  By: JLH Realty Management Service, Inc.,
                                           its general partner

                                           By:  /s/ Jon L. Halpern
                                                _____________________________
                                                Name:  Jon L. Halpern
                                                Title:   President


Accepted and agreed to this
29th day of September, 1999


Reckson Service Industries, Inc.
10 East 50th Street
New York, NY  10022
Tel:  (212) 931-8000
Fax:  (212) 931-8001

By:  /s/ Jason Barnett
     ________________________________
     Name:  Jason Barnett
     Title:  Executive Vice President


RSI I/O Holdings, Inc.
10 East 50th Street
New York, NY  10022
Tel:  (212) 931-8000
Fax:  (212) 931-8001

By:  /s/ Jason Barnett
     ________________________________
     Name:  Jason Barnett
     Title: Vice President


                          (SIGNATURE PAGE CONTINUES)

RSI-OnSite Holdings LLC
10 East 50th Street
New York, NY  10022
Tel:  (212) 931-8000
Fax:  (212) 931-8001


By:   Reckson Service Industries, Inc.
         Its sole member

         By:  /s/ Jason Barnett
              ___________________________
              Name:  Jason Barnett
              Title: Executive Vice President

RSI-OSA Holdings, Inc.
10 East 50th Street
New York, NY  10022
Tel:  (212) 931-8000
Fax:  (212) 931-8001


      By:  /s/ Jason Barnett
           ________________________________
           Name:  Jason Barnett
           Title:  Executive Vice President






                            (FINAL SIGNATURE PAGE)